UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 16, 2008

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York		11714
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

As previously disclosed, on June 4, 2008, Cablevision Systems Corporation (“Cablevision”) entered into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) with the plaintiffs and most of the defendants in derivative lawsuits (and two combined derivative and class action lawsuits) relating to Cablevision’s past stock option and stock appreciation rights (“SARs”) grants that were filed in state and U.S. Federal courts (the “Options Litigation”).

As contemplated by the Settlement Agreement, on June 16, 2008, the New York Supreme Court in Nassau County, New York, issued an order approving the publication of a notice of the proposed settlement and scheduling a hearing for September 9, 2008 to determine whether to approve the settlement.  Pursuant to that order, a copy of the notice and the Settlement Agreement are filed as exhibits to this Current Report on Form 8-K and are also available on Cablevision’s website at www.cablevision.com.

Item 9.01                                             Financial Statement and Exhibits.

(d)                                 Exhibits.

99.1                           Notice of Proposed Settlement of Class and Derivative Actions, Settlement Hearing and Right to Appear, dated as of June 16, 2008.

99.2                           Stipulation and Agreement of Settlement, dated as of June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: June 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC.
(Registrant)

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: June 19, 2008